UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Michael W. Stockton

International Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Semi-annual report for the six months ended December 31, 2017

Pursues growth and
income opportunities
across international
markets

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2017:

Class A shares	1 year	5 years	Lifetime (since 10/1/08)

Reflecting 5.75% maximum sales charge	18.82%	4.95%	7.11%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.93% for Class A shares as of the prospectus dated September 1, 2017. The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2018, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.97%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

An improving global economy, better-than-expected corporate earnings and political developments in major markets provided a favorable backdrop for international equity markets during the first half of the fund’s fiscal year. Strengthening currencies relative to the U.S. dollar further bolstered returns in some markets.

For the six months ended December 31, 2017, International Growth and Income Fund generated a 9.98% total return. This result includes dividend payments totaling 25 cents a share for the period.

The fund trailed its primary benchmark, the MSCI ACWI (All Country World Index) ex USA, which advanced 11.48%. The index, which reflects the returns of more than 40 developed-and developing-country stock markets, is unmanaged and, therefore, has no expenses. The fund’s result was in line with the 9.90% total return of the Lipper International Funds Index, a peer group measure. We firmly believe that the fund’s focus on established, dividend-paying companies will prove rewarding to investors over the long term. As the table below shows, the fund has outpaced both indexes over its lifetime.

The economic and market environment

Stocks steadily rose throughout the first half of the fiscal year as investors were encouraged by improving economic fundamentals, most notably in Europe and some emerging markets. Equity markets were further bolstered by stronger corporate earnings as companies across a number of sectors benefited from an uptick in consumer spending, expanding trade activity and a low interest rate environment. Political events also helped propel markets higher as a $1.5 trillion tax cut in the U.S. and the re-election of Prime Minister Shinzō Abe in Japan were welcomed by investors. The market rally continued throughout the period, and several major market indexes traded near multi-year highs.

Results at a glance

For periods ended December 31, 2017, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class A shares)	9.98%	26.08%	6.20%	7.80%
MSCI ACWI (All Country World Index) ex USA*	11.48	27.19	6.80	5.90
Lipper International Funds Index†	9.90	26.70	8.10	6.51

*	The market index is unmanaged and therefore has no expenses. Investors cannot invest directly in an index.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding category.

International Growth and Income Fund	1

European stocks advanced amid signs of improving economic activity, accelerating corporate earnings growth and a monetary stimulus boost from the European Central Bank (ECB). At their October meeting, ECB officials said the bank will likely continue buying European government bonds through September 2018, but will reduce the amount purchased from the current €60 billion a month to €30 billion a month and likely keep short-term interest rates in negative territory well into 2018. The euro zone’s GDP growth rate rose to a 2.6% annualized rate in the third quarter, outpacing the United States. Political disputes continued to make headlines during the period. Following an uneasy election victory in September for Chancellor Angela Merkel’s conservative party, German leaders failed to form a coalition government. Talks were ongoing at the close of the period. Gains for European stocks moderated toward the close of the period, influenced by year-end tax-related selling and some disappointing corporate earnings reports. The euro appreciated against the dollar, giving a further boost to returns for U.S.-based investors. For the 6 months ended December 31, 2017, the MSCI Europe Index gained 8.80%.*

Meanwhile, the Bank of England raised interest rates in November amid signs of higher inflation and a strengthening U.K. economy. In December Brexit negotiators agreed on terms for the U.K.’s departure from the European Union, opening a path for trade discussions to move forward. The U.K. stock market rose 11.18% in U.S. dollar terms.

In Japan, equities rose 12.80% amid improving economic growth and Prime Minister Abe’s success in October’s snap election, a victory that gives him a better opportunity to enact his pro-defense and pro-growth plans. Japan’s economy grew for the seventh consecutive quarter, its longest streak in nearly two decades. Gross domestic product increased an annualized 2.5% in the third quarter.

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Largest equity holdings
(as of December 31, 2017)

Company	Country of domicile	Percent of net assets
TSMC	Taiwan	3.4%
Royal Dutch Shell	United Kingdom	2.5
British American Tobacco	United Kingdom	2.3
Prudential	United Kingdom	1.9
AstraZeneca	United Kingdom	1.6
AXA	France	1.6
Sony	Japan	1.5
Nestlé	Switzerland	1.5
Enbridge	Canada	1.4
AIA Group	Hong Kong	1.4

2	International Growth and Income Fund

Emerging markets notched some of the strongest gains of the period for U.S. investors, aided by signs of more robust growth in China, a weaker dollar, improved corporate earnings and rising prices for key commodities. Chinese stocks rose 23.39%, as its second-quarter gross domestic product of 6.9% exceeded expectations. Shares of several technology companies soared on encouraging earnings news. Elsewhere in developing markets, Indian shares advanced 15.12% as economic growth accelerated.

Brazilian shares (+20.50%) advanced on investor optimism that fiscal reforms could be enacted after lawmakers voted against requiring President Michel Temer to stand trial on corruption charges. Russian stocks soared 22.58%, supported by rising oil prices.

All market sectors recorded positive results for the period. Economically sensitive stocks generally provided stronger returns than defensive sectors. Energy, materials and information technology stocks led markets higher, the latter supported by investor enthusiasm for Apple’s new iPhone and other consumer tech products. Financial stocks also advanced on expectations for rising global interest rates. Health care, utilities and telecommunications stocks lagged the overall market.

What helped and hurt

The fund’s overall result was supported by solid positive contributions from holdings in every market sector. Basic materials stocks generated some of the best returns of the period, supported by higher prices for copper, nickel and iron ore. Shares of Glencore (+40.65%) and Rio Tinto (+24.99%) rallied as the mining giants benefited from rising global demand, particularly from China, India and other emerging markets. Solid investment selection among utilities companies also bolstered the fund’s results. While the health care and telecommunications sectors trailed the broader market return, favorable stock selection in these areas helped support the fund’s overall positive result. Investments in Russian telecommunications company Mobile TeleSystems (+21.60%) and European utilities Rubis (+24.74%) and Enel (+14.65%) generated solid gains. Pharmaceutical companies Hypermarcas (+29.33%) and AstraZeneca (+2.60%), the fund’s fifth-largest position, both advanced, but the latter trailed the broader market.

Investments in financials companies also proved to be an area of strength for the fund. Insurance companies Prudential (+12.09%), AIA group (+16.71%) and AXA (+8.35%), all top-10 holdings, rose during the period, as did Dutch bank ABN AMRO Group (+21.38%). Shares of B3, which operates the São Paulo Stock Exchange in Brazil, advanced 15.20%, bolstered by robust second-quarter results.

Select holdings of companies in the industrials sector detracted from the fund’s overall result. Aerospace and defense company BAE Systems (–6.78%) and Swiss companies Flughafen Zurich (–6.85%) and Geberit (–5.65%) all lost ground during the period.

International Growth and Income Fund	3

Where the fund’s assets were invested

Percent of net assets by country of domicile as of 12/31/17

	International Growth and Income Fund	MSCI ACWI ex USA[1,2]

Europe
Euro zone[3]	23.4%	22.4%
United Kingdom	17.3	12.2
Switzerland	4.8	5.5
Denmark	2.6	1.3
Russian Federation	2.0	.8
Sweden	1.4	1.8
Other Europe	.1	1.2
	51.6	45.3

Asia/Pacific
Japan	6.7	16.5
Hong Kong	6.4	2.5
Taiwan	5.4	2.8
India	3.6	2.2
China	2.9	7.3
Australia	1.4	4.8
Other Asia/Pacific	3.9	6.8
	30.3	42.8

The Americas
Canada	4.2	6.6
Brazil	3.5	1.7
United States	2.9	—
Mexico	.5	.7
Other Americas	—	.5
	11.1	9.5

Other
South Africa	.6	1.8
Other countries	—	.6
	.6	2.4

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	6.4	—

Total	100.0%	100.0%

[1]	Totals may not add to 100% due to rounding.
[2]	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

4	International Growth and Income Fund

Results for positions in information technology were generally positive but proved to be a drag on the fund’s overall return relative to the market. Semiconductor maker TSMC, the fund’s top holding, rose 12.11% after the company beat earnings forecasts and revenue jumped in part due to new mobile product launches and strong overall demand for components. However, Japanese electronic components maker Murata Manufacturing slid 11.93% after the company lowered its full-year earnings forecasts, citing a substantial increase in production costs amid delays as well as technical and market challenges. Results in the energy sector were also mixed. Royal Dutch Shell, the fund’s second-largest investment, rose 25.57%, but no. 9 holding Enbridge fell 1.83%.

Elsewhere among the fund’s top 10 holdings, gaming and electronics manufacturer Sony Corporation rose 17.88% after earnings and revenue rose on robust sales of PlayStation gaming consoles, televisions and image sensors. Third-largest holding British American Tobacco (–1.00%) and Swiss food and beverage maker Nestlé (–1.26%), the fund’s eighth-largest position, both posted modest declines.

Looking forward

The economic landscape has brightened considerably over the past year, with most major economies gaining strength. We believe this synchronized global expansion can continue well into 2018. Europe appears particularly compelling as the recovery spreads across the continent. The U.S., supported by the recent passage of business-friendly tax reforms, and Japan, bolstered by the re-election of Prime Minister Abe, also continue to gain strength. Developing countries are benefiting from rising commodities prices and a healthy demand for technology-related components and services.

With regard to markets, equity valuations have risen across most markets, but valuations outside the U.S., particularly in emerging markets and some areas of Europe, still remain relatively attractive. Given the generally elevated level of valuations, however, we are mindful to guard against complacency while taking care not to overreact to inevitable bouts of market volatility. Much of the market leadership in recent months has been concentrated largely on growth-oriented technology and consumer discretionary firms. Inevitably market leadership will shift. We remain confident that the fund’s value orientation and focus on established dividend-paying companies can generate superior returns over the long term.

We thank you for your continued support and look forward to reporting back to you at the end of the fiscal year.

Cordially,

Steven T. Watson Vice Chairman of the Board	Andrew B. Suzman President

February 9, 2018

For current information about the fund, visit americanfunds.com.

International Growth and Income Fund	5

Summary investment portfolio December 31, 2017	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	23.39%
United Kingdom	17.28
Japan	6.72
Hong Kong	6.41
Taiwan	5.40
Switzerland	4.75
Canada	4.19
India	3.61
Brazil	3.51
Other countries	18.37
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	6.37

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 93.41%	Shares	Value (000)
Financials 16.80%
Prudential PLC[1]	10,199,572	$262,233
AXA SA1	7,426,800	220,119
AIA Group Ltd.[1]	23,543,600	200,787
Banco Santander, SA1	24,724,725	162,129
Société Générale[1]	3,075,400	158,560
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	20,725,000	142,328
HDFC Bank Ltd.[1]	2,396,694	70,874
HDFC Bank Ltd. (ADR)	498,707	50,704
BNP Paribas SA1	1,501,000	111,935
ABN AMRO Group NV, depository receipts[1]	3,213,437	103,402
Svenska Handelsbanken AB, Class A1	6,307,000	86,094
Other securities		807,664
		2,376,829

6	International Growth and Income Fund

	Shares	Value (000)
Consumer discretionary 11.45%
Sony Corp.[1]	4,870,000	$218,756
MGM China Holdings, Ltd.[1]	60,772,800	183,829
Wynn Macau, Ltd.[1]	42,474,000	133,819
Other securities		1,083,653
		1,620,057

Information technology 10.56%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	63,370,506	486,943
Nintendo Co., Ltd.[1]	471,800	171,760
Vanguard International Semiconductor Corp.[1]	62,262,000	137,746
Samsung Electronics Co., Ltd.[1]	48,700	115,703
AAC Technologies Holdings Inc.[1]	5,894,000	104,822
ASML Holding NV1	597,500	103,659
Other securities		372,786
		1,493,419

Energy 9.32%
Royal Dutch Shell PLC, Class B1	9,964,300	336,065
Royal Dutch Shell PLC, Class B (ADR)	180,000	12,292
Royal Dutch Shell PLC, Class A1	209,458	7,012
Royal Dutch Shell PLC, Class A (ADR)	3,291	220
Enbridge Inc. (CAD denominated)	5,028,416	196,656
Enbridge Inc. (CAD denominated)[1,2]	133,054	5,100
Reliance Industries Ltd.[1]	12,123,000	174,893
Schlumberger Ltd.	2,308,000	155,536
TOTAL SA1	2,409,296	132,934
Pembina Pipeline Corp.	2,981,591	107,949
Other securities		190,068
		1,318,725

Consumer staples 7.94%
British American Tobacco PLC[1]	4,906,300	331,128
Nestlé SA1	2,393,700	205,696
Booker Group PLC[1]	40,453,000	124,545
Kao Corp.[1]	1,438,750	97,314
Other securities		364,316
		1,122,999

Industrials 7.89%
Airbus SE, non-registered shares[1]	1,504,900	149,445
International Consolidated Airlines Group, SA (CDI)[1]	14,485,000	127,045
BAE Systems PLC[1]	16,170,000	124,367
Flughafen Zürich AG1	488,700	111,750
Other securities		603,144
		1,115,751

Materials 7.41%
Rio Tinto PLC[1]	3,515,000	185,512
Glencore PLC[1]	28,936,856	152,245
Koninklijke DSM NV1	1,130,000	107,717
James Hardie Industries PLC (CDI)[1]	5,265,000	92,684
Vale SA, ordinary nominative (ADR)	4,090,000	50,021

International Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Vale SA, ordinary nominative	3,475,037	$42,177
Air Liquide SA1	485,224	61,027
Air Liquide SA, bonus shares[1]	221,127	27,812
Other securities		329,511
		1,048,706

Utilities 5.89%
Ørsted AS1	2,959,930	161,259
Enel SPA[1]	25,834,334	158,793
Rubis SCA[1]	1,683,037	118,986
Other securities		393,829
		832,867

Health care 4.95%
AstraZeneca PLC[1]	3,248,000	222,887
Bayer AG1	777,500	96,702
Hypermarcas SA, ordinary nominative	8,200,000	88,993
Other securities		291,682
		700,264

Telecommunication services 3.95%
Vodafone Group PLC[1]	61,795,000	195,215
Mobile TeleSystems PJSC (ADR)	9,208,000	93,829
Other securities		269,679
		558,723

Real estate 2.44%
Link REIT[1]	17,712,152	164,131
Other securities		181,829
		345,960

Miscellaneous 4.81%
Other common stocks in initial period of acquisition		680,552

Total common stocks (cost: $10,265,851,000)		13,214,852

Preferred securities 0.22%
Financials 0.22%
Other securities		31,209

Total preferred securities (cost: $30,265,000)		31,209

Convertible bonds 0.46%	Principal amount (000)
Health care 0.33%
Bayer AG, convertible notes, 5.625% 2019	€34,700	46,894

Financials 0.13%
Other securities		18,202

Total convertible bonds (cost: $57,678,000)		65,096

8	International Growth and Income Fund

Bonds, notes & other debt instruments 0.45%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.07%
U.S. Treasury 0.07%
Other securities		$9,992

Other bonds & notes 0.38%
Other securities		53,582

Total bonds, notes & other debt instruments (cost: $58,233,000)		63,574

Short-term securities 5.42%
BNP Paribas, New York Branch 1.41% due 2/8/2018	$34,600	34,540
Federal Home Loan Bank 1.13%–1.30% due 1/16/2018–2/28/2018	108,800	108,647
Svenska Handelsbanken Inc. 1.29%–1.32% due 1/3/2018–1/25/2018[2]	141,300	141,230
U.S. Treasury Bills 1.41%–1.55% due 5/31/2018–11/8/2018	110,700	109,546
Other securities		373,116

Total short-term securities (cost: $767,221,000)		767,079
Total investment securities 99.96% (cost: $11,179,248,000)		14,141,810
Other assets less liabilities 0.04%		5,053

Net assets 100.00%		$14,146,863

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

International Growth and Income Fund	9

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2017 (000)
USD4,103	JPY465,000	JPMorgan Chase	1/10/2018	$(27)
USD10,355	JPY1,162,000	Bank of America, N.A.	1/22/2018	29
USD4,145	JPY465,000	UBS AG	2/23/2018	8
				$ 10

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $11,333,904,000, which represented 80.12% of the net assets of the fund. This amount includes $11,169,091,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $507,878,000, which represented 3.59% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

€ = Euros

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

10	International Growth and Income Fund

Financial statements

Statement of assets and liabilities	unaudited
at December 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $11,179,248)		$14,141,810
Cash		1,259
Cash denominated in currencies other than U.S. dollars (cost: $1,213)		1,213
Unrealized appreciation on open forward currency contracts		37
Receivables for:
Sales of fund’s shares	$32,713
Dividends and interest	39,510
Other	888	73,111
		14,217,430
Liabilities:
Unrealized depreciation on open forward currency contracts		27
Payables for:
Purchases of investments	36,310
Repurchases of fund’s shares	11,246
Investment advisory services	5,667
Services provided by related parties	2,368
Trustees’ deferred compensation	2,237
Non-U.S. taxes	12,515
Other	197	70,540
Net assets at December 31, 2017		$14,146,863

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,181,182
Distributions in excess of net investment income		(34,203)
Accumulated net realized loss		(952,352)
Net unrealized appreciation		2,952,236
Net assets at December 31, 2017		$14,146,863

See Notes to Financial Statements

International Growth and Income Fund	11

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (404,449 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$5,121,661	146,415		$34.98
Class C	268,955	7,710		34.89
Class T	12	—	*	34.98
Class F-1	334,196	9,546		35.01
Class F-2	2,675,122	76,445		34.99
Class F-3	2,268,707	64,879		34.97
Class 529-A	154,765	4,430		34.94
Class 529-C	31,274	900		34.76
Class 529-E	5,534	158		34.93
Class 529-T	12	—	*	34.98
Class 529-F-1	17,867	511		34.98
Class R-1	4,026	115		34.89
Class R-2	59,942	1,722		34.80
Class R-2E	2,971	85		34.84
Class R-3	71,006	2,034		34.91
Class R-4	90,354	2,585		34.96
Class R-5E	288	8		34.95
Class R-5	34,775	989		35.16
Class R-6	3,005,396	85,917		34.98

*	Amount less than one thousand.

See Notes to Financial Statements

12	International Growth and Income Fund

Statement of operations	unaudited
for the six months ended December 31, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $8,531)	$143,415
Interest	9,877	$153,292
Fees and expenses*:
Investment advisory services	32,388
Distribution services	9,231
Transfer agent services	5,244
Administrative services	2,376
Reports to shareholders	350
Registration statement and prospectus	591
Trustees’ compensation	336
Auditing and legal	37
Custodian	1,786
Other	201	52,540
Net investment income		100,752

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	138,989
Forward currency contracts	(108)
Currency transactions	(2,626)	136,255
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $11,221)	1,041,089
Forward currency contracts	(128)
Currency translations	163	1,041,124
Net realized gain and unrealized appreciation		1,177,379

Net increase in net assets resulting from operations		$1,278,131

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

International Growth and Income Fund	13

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	December 31,	June 30,
	2017*	2017
Operations:
Net investment income	$100,752	$252,614
Net realized gain (loss)	136,255	(129,372)
Net unrealized appreciation	1,041,124	1,746,918
Net increase in net assets resulting from operations	1,278,131	1,870,160

Dividends paid to shareholders from net investment income	(109,160)	(268,092)

Net capital share transactions	437,943	409,937

Total increase in net assets	1,606,914	2,012,005

Net assets:
Beginning of period	12,539,949	10,527,944
End of period (including distributions in excess of net investment income: $(34,203) and $(25,795), respectively)	$14,146,863	$12,539,949

*	Unaudited.

See Notes to Financial Statements

14	International Growth and Income Fund

Notes to financial statements	unaudited

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

International Growth and Income Fund	15

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

16	International Growth and Income Fund

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

International Growth and Income Fund	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from

18	International Growth and Income Fund

significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$273,186	$2,103,643	$—	$2,376,829
Consumer discretionary	139,253	1,480,804	—	1,620,057
Information technology	38,797	1,454,622	—	1,493,419
Energy	529,730	788,995	—	1,318,725
Consumer staples	149,254	973,745	—	1,122,999
Industrials	157,389	958,362	—	1,115,751
Materials	183,923	864,783	—	1,048,706
Utilities	179,533	653,334	—	832,867
Health care	88,993	611,271	—	700,264
Telecommunication services	93,829	464,894	—	558,723
Real estate	47,061	298,899	—	345,960
Miscellaneous	—	680,552	—	680,552
Preferred securities	31,209	—	—	31,209
Convertible bonds	—	65,096	—	65,096
Bonds, notes & other debt instruments	—	63,574	—	63,574
Short-term securities	—	767,079	—	767,079
Total	$1,912,157	$12,229,653	$—	$14,141,810

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$37	$—	$37
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(27)	—	(27)
Total	$—	$10	$—	$10

*	Securities with a value of $9,862,490,000, which represented 69.72% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

International Growth and Income Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these

20	International Growth and Income Fund

countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $63,232,000.

International Growth and Income Fund	21

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, December 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$37	Unrealized depreciation on open forward currency contracts	$27

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(108)	Net unrealized depreciation on forward currency contracts	$(128)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

22	International Growth and Income Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2017, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$29	$—	$(11)	$—	$18
UBS AG	8	—	—	—	8
Total	$37	$—	$(11)	$—	$26
Liabilities:
JPMorgan Chase	$27	$—	$—	$—	$27

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

International Growth and Income Fund	23

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2017, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$9,498
Capital loss carryforward*	(1,072,230)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2017, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$3,092,298
Gross unrealized depreciation on investments	(169,914)
Net unrealized appreciation on investments	2,922,384
Cost of investments	11,219,436

24	International Growth and Income Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended December 31, 2017		Year ended June 30, 2017
Class A	$36,415		$101,196
Class B1	—		17
Class C	912		3,663
Class T2	—	[3]	—	[3]
Class F-1	2,384		7,762
Class F-2	22,239		72,966
Class F-3[4]	19,082		17,802
Class 529-A	1,050		2,760
Class 529-B1	—		1
Class 529-C	98		425
Class 529-E	32		88
Class 529-T2	—	[3]	—	[3]
Class 529-F-1	139		314
Class R-1	16		103
Class R-2	208		783
Class R-2E	14		25
Class R-3	421		1,226
Class R-4	656		1,853
Class R-5E	2		4
Class R-5	290		759
Class R-6	25,202		56,345
Total	$109,160		$268,092

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. For the six months ended December 31, 2017, the investment advisory services fee was $32,388,000, which was equivalent to an annualized rate of 0.481% of average daily net assets.

International Growth and Income Fund	25

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that

26	International Growth and Income Fund

provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended December 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$6,613	$2,941		$248		Not applicable
Class C	1,320	162		66		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	431	219		86		Not applicable
Class F-2	Not applicable	1,497		655		Not applicable
Class F-3	Not applicable	93		521		Not applicable
Class 529-A	152	79		36		$49
Class 529-C	165	19		8		11
Class 529-E	13	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	9		4		6
Class R-1	22	3		1		Not applicable
Class R-2	212	99		14		Not applicable
Class R-2E	7	3		1		Not applicable
Class R-3	184	57		19		Not applicable
Class R-4	112	47		23		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	9		8		Not applicable
Class R-6	Not applicable	6		685		Not applicable
Total class-specific expenses	$9,231	$5,244		$2,376		$68

*	Amount less than one thousand.

International Growth and Income Fund	27

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $336,000 in the fund’s statement of operations reflects $181,000 in current fees (either paid in cash or deferred) and a net increase of $155,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended December 31, 2017.

28	International Growth and Income Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Six months ended December 31, 2017

Class A	$289,192	8,557		$35,608		1,042		$(332,923)	(9,888)	$(8,123)	(289)
Class C	19,948	593		901		27		(29,866)	(892)	(9,017)	(272)
Class T	—	—		—		—		—	—	—	—
Class F-1	30,658	912		2,366		69		(91,544)	(2,740)	(58,520)	(1,759)
Class F-2	464,241	13,912		21,688		634		(482,916)	(14,363)	3,013	183
Class F-3	446,348	13,279		18,696		547		(200,717)	(5,952)	264,327	7,874
Class 529-A	15,210	448		1,049		31		(9,917)	(295)	6,342	184
Class 529-C	2,785	83		98		3		(6,245)	(184)	(3,362)	(98)
Class 529-E	689	20		32		1		(438)	(13)	283	8
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,965	88		139		4		(1,228)	(36)	1,876	56
Class R-1	354	11		16		—	[2]	(1,360)	(41)	(990)	(30)
Class R-2	9,300	277		208		6		(8,479)	(255)	1,029	28
Class R-2E	1,023	31		14		—	[2]	(123)	(4)	914	27
Class R-3	12,505	380		421		12		(14,764)	(436)	(1,838)	(44)
Class R-4	11,042	329		656		19		(16,678)	(498)	(4,980)	(150)
Class R-5E	8	—	[2]	2		—	[2]	(75)	(2)	(65)	(2)
Class R-5	4,068	121		290		9		(5,509)	(167)	(1,151)	(37)
Class R-6	363,806	10,765		25,174		737		(140,775)	(4,216)	248,205	7,286
Total net increase (decrease)	$1,674,142	49,806		$107,358		3,141		$(1,343,557)	(39,982)	$437,943	12,965

International Growth and Income Fund	29

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2017

Class A	$601,070	20,187		$98,922		3,253		$(1,062,222)	(36,106)	$(362,230)	(12,666)
Class B3	12	—	[2]	17		1		(5,158)	(177)	(5,129)	(176)
Class C	33,924	1,143		3,609		118		(81,718)	(2,775)	(44,185)	(1,514)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	261,545	9,085		7,664		252		(747,988)	(25,650)	(478,779)	(16,313)
Class F-2	1,670,073	56,115		71,078		2,358		(2,786,437)	(90,937)	(1,045,286)	(32,464)
Class F-3[5]	1,823,263	58,103		17,451		545		(52,701)	(1,643)	1,788,013	57,005
Class 529-A	17,034	575		2,758		91		(19,110)	(652)	682	14
Class 529-B3	12	—	[2]	—	[2]	—	[2]	(245)	(8)	(233)	(8)
Class 529-C	4,607	156		425		14		(5,788)	(198)	(756)	(28)
Class 529-E	771	26		88		3		(665)	(23)	194	6
Class 529-T4	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class 529-F-1	3,688	125		314		10		(2,625)	(88)	1,377	47
Class R-1	1,168	40		103		4		(7,642)	(258)	(6,371)	(214)
Class R-2	14,826	503		783		26		(15,940)	(543)	(331)	(14)
Class R-2E	1,506	51		24		1		(208)	(7)	1,322	45
Class R-3	21,601	731		1,225		40		(24,575)	(832)	(1,749)	(61)
Class R-4	22,915	773		1,853		61		(22,852)	(765)	1,916	69
Class R-5E	286	10		4		—	[2]	(7)	— [2]	283	10
Class R-5	9,624	325		758		24		(7,857)	(264)	2,525	85
Class R-6	635,908	21,660		56,319		1,848		(133,573)	(4,468)	558,654	19,040
Total net increase (decrease)	$5,123,853	169,608		$263,395		8,649		$(4,977,311)	(165,394)	$409,937	12,863

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

30	International Growth and Income Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,529,808,000 and $1,217,162,000, respectively, during the six months ended December 31, 2017.

International Growth and Income Fund	31

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
12/31/2017[4,5]	$32.03	$.23	$2.97	$3.20
6/30/2017	27.81	.63	4.27	4.90
6/30/2016	31.99	.73	(4.11)	(3.38)
6/30/2015	36.56	.79	(3.53)	(2.74)
6/30/2014	32.06	1.23	5.82	7.05
6/30/2013	27.81	.84	4.26	5.10
Class C:
12/31/2017[4,5]	31.95	.10	2.96	3.06
6/30/2017	27.74	.38	4.27	4.65
6/30/2016	31.91	.48	(4.08)	(3.60)
6/30/2015	36.47	.53	(3.52)	(2.99)
6/30/2014	32.00	.95	5.80	6.75
6/30/2013	27.76	.59	4.25	4.84
Class T:
12/31/2017[4,5]	32.03	.27	2.97	3.24
6/30/2017[4,10]	30.40	.29	1.65	1.94
Class F-1:
12/31/2017[4,5]	32.06	.23	2.96	3.19
6/30/2017	27.80	.57	4.32	4.89
6/30/2016	31.98	.61	(4.00)	(3.39)
6/30/2015	36.55	.80	(3.56)	(2.76)
6/30/2014	32.06	1.23	5.79	7.02
6/30/2013	27.81	.94	4.16	5.10
Class F-2:
12/31/2017[4,5]	32.05	.27	2.96	3.23
6/30/2017	27.82	.65	4.32	4.97
6/30/2016	32.00	.87	(4.19)	(3.32)
6/30/2015	36.57	.91	(3.58)	(2.67)
6/30/2014	32.07	1.32	5.80	7.12
6/30/2013	27.81	.92	4.26	5.18
Class F-3:
12/31/2017[4,5]	32.02	.28	2.98	3.26
6/30/2017[4,11]	29.42	.64	2.41	3.05

32	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

$(.25)	$—	$(.25)	$34.98	9.98%[6]	$5,122		.92%[7]		1.36%[7]
(.68)	—	(.68)	32.03	17.80	4,700		.92		2.11
(.80)	—	(.80)	27.81	(10.62)	4,432		.91		2.52
(.86)	(.97)	(1.83)	31.99	(7.48)	5,050		.91		2.36
(1.18)	(1.37)	(2.55)	36.56	22.66	5,027		.91		3.54
(.85)	—	(.85)	32.06	18.41	3,703		.93		2.70

(.12)	—	(.12)	34.89	9.58 [6]	269		1.70	[7]	.58	[7]
(.44)	—	(.44)	31.95	16.83	255		1.72		1.28
(.57)	—	(.57)	27.74	(11.35)	263		1.72		1.68
(.60)	(.97)	(1.57)	31.91	(8.19)	323		1.69		1.58
(.91)	(1.37)	(2.28)	36.47	21.66	309		1.71		2.73
(.60)	—	(.60)	32.00	17.47	225		1.74		1.89

(.29)	—	(.29)	34.98	10.13 [6,8]	—	[9]	.71	[7,8]	1.57	[7,8]
(.31)	—	(.31)	32.03	6.37 [6,8]	—	[9]	.16	[6,8]	.93	[6,8]

(.24)	—	(.24)	35.01	9.98 [6]	334		.96	[7]	1.34	[7]
(.63)	—	(.63)	32.06	17.73	362		.97		1.93
(.79)	—	(.79)	27.80	(10.68)	768		.96		2.11
(.84)	(.97)	(1.81)	31.98	(7.52)	1,662		.95		2.38
(1.16)	(1.37)	(2.53)	36.55	22.57	1,226		.96		3.53
(.85)	—	(.85)	32.06	18.39	844		.96		2.97

(.29)	—	(.29)	34.99	10.10 [6]	2,675		.69	[7]	1.59	[7]
(.74)	—	(.74)	32.05	18.04	2,444		.70		2.22
(.86)	—	(.86)	27.82	(10.43)	3,024		.70		3.02
(.93)	(.97)	(1.90)	32.00	(7.27)	2,161		.69		2.71
(1.25)	(1.37)	(2.62)	36.57	22.90	1,228		.70		3.79
(.92)	—	(.92)	32.07	18.64	697		.73		2.95

(.31)	—	(.31)	34.97	10.19 [6]	2,269		.59	[7]	1.67	[7]
(.45)	—	(.45)	32.02	10.40 [6]	1,825		.25	[6]	1.99	[6]

See end of table for footnotes.

International Growth and Income Fund	33

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-A:
12/31/2017[4,5]	$31.99	$.22	$2.97	$3.19
6/30/2017	27.78	.61	4.26	4.87
6/30/2016	31.96	.70	(4.10)	(3.40)
6/30/2015	36.52	.77	(3.52)	(2.75)
6/30/2014	32.03	1.21	5.80	7.01
6/30/2013	27.78	.83	4.25	5.08
Class 529-C:
12/31/2017[4,5]	31.83	.09	2.94	3.03
6/30/2017	27.64	.38	4.24	4.62
6/30/2016	31.81	.47	(4.09)	(3.62)
6/30/2015	36.36	.50	(3.51)	(3.01)
6/30/2014	31.91	.93	5.77	6.70
6/30/2013	27.68	.58	4.23	4.81
Class 529-E:
12/31/2017[4,5]	31.99	.18	2.97	3.15
6/30/2017	27.78	.56	4.25	4.81
6/30/2016	31.96	.62	(4.09)	(3.47)
6/30/2015	36.52	.70	(3.53)	(2.83)
6/30/2014	32.03	1.12	5.81	6.93
6/30/2013	27.79	.77	4.22	4.99
Class 529-T:
12/31/2017[4,5]	32.03	.26	2.97	3.23
6/30/2017[4,10]	30.40	.29	1.64	1.93
Class 529-F-1:
12/31/2017[4,5]	32.04	.26	2.96	3.22
6/30/2017	27.81	.69	4.26	4.95
6/30/2016	32.00	.79	(4.14)	(3.35)
6/30/2015	36.57	.83	(3.52)	(2.69)
6/30/2014	32.07	1.30	5.79	7.09
6/30/2013	27.81	.94	4.22	5.16
Class R-1:
12/31/2017[4,5]	31.95	.11	2.95	3.06
6/30/2017	27.74	.32	4.34	4.66
6/30/2016	31.91	.52	(4.09)	(3.57)
6/30/2015	36.49	.60	(3.55)	(2.95)
6/30/2014	32.01	1.14	5.74	6.88
6/30/2013	27.78	.77	4.27	5.04

34	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

$(.24)	$—	$(.24)	$34.94	9.97%[6]	$155		.97%[7]		1.31%[7]
(.66)	—	(.66)	31.99	17.71	136		.99		2.07
(.78)	—	(.78)	27.78	(10.71)	118		1.00		2.45
(.84)	(.97)	(1.81)	31.96	(7.52)	130		.97		2.29
(1.15)	(1.37)	(2.52)	36.52	22.56	129		.98		3.48
(.83)	—	(.83)	32.03	18.35	93		1.00		2.66

(.10)	—	(.10)	34.76	9.53 [6]	31		1.76	[7]	.52	[7]
(.43)	—	(.43)	31.83	16.79	32		1.77		1.28
(.55)	—	(.55)	27.64	(11.44)	29		1.79		1.64
(.57)	(.97)	(1.54)	31.81	(8.26)	33		1.77		1.50
(.88)	(1.37)	(2.25)	36.36	21.56	32		1.78		2.67
(.58)	—	(.58)	31.91	17.42	23		1.82		1.85

(.21)	—	(.21)	34.93	9.85 [6]	6		1.18	[7]	1.09	[7]
(.60)	—	(.60)	31.99	17.45	5		1.19		1.88
(.71)	—	(.71)	27.78	(10.92)	4		1.22		2.17
(.76)	(.97)	(1.73)	31.96	(7.74)	5		1.21		2.07
(1.07)	(1.37)	(2.44)	36.52	22.26	5		1.23		3.21
(.75)	—	(.75)	32.03	18.01	3		1.26		2.45

(.28)	—	(.28)	34.98	10.10 [6,8]	—	[9]	.75	[7,8]	1.53	[7,8]
(.30)	—	(.30)	32.03	6.36 [6,8]	—	[9]	.17	[6,8]	.92	[6,8]

(.28)	—	(.28)	34.98	10.07 [6]	18		.75	[7]	1.52	[7]
(.72)	—	(.72)	32.04	17.98	15		.77		2.32
(.84)	—	(.84)	27.81	(10.55)	11		.79		2.73
(.91)	(.97)	(1.88)	32.00	(7.34)	11		.77		2.47
(1.22)	(1.37)	(2.59)	36.57	22.81	11		.78		3.72
(.90)	—	(.90)	32.07	18.60	7		.81		3.00

(.12)	—	(.12)	34.89	9.59 [6]	4		1.67	[7]	.65	[7]
(.45)	—	(.45)	31.95	16.90	5		1.66		1.09
(.60)	—	(.60)	27.74	(11.25)[8]	10		1.59	[8]	1.80	[8]
(.66)	(.97)	(1.63)	31.91	(8.05)[8]	13		1.57	[8]	1.81	[8]
(1.03)	(1.37)	(2.40)	36.49	22.07 [8]	9		1.35	[8]	3.28	[8]
(.81)	—	(.81)	32.01	18.19 [8]	5		1.16	[8]	2.48	[8]

See end of table for footnotes.

International Growth and Income Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2:
12/31/2017[4,5]	$31.87	$.10	$2.95	$3.05
6/30/2017	27.68	.40	4.25	4.65
6/30/2016	31.85	.48	(4.10)	(3.62)
6/30/2015	36.40	.51	(3.51)	(3.00)
6/30/2014	31.94	.93	5.79	6.72
6/30/2013	27.71	.60	4.24	4.84
Class R-2E:
12/31/2017[4,5]	31.92	.15	2.95	3.10
6/30/2017	27.74	.59	4.16	4.75
6/30/2016	31.96	.87	(4.35)	(3.48)
6/30/2015[4,12]	35.91	.69	(2.75)	(2.06)
Class R-3:
12/31/2017[4,5]	31.97	.18	2.96	3.14
6/30/2017	27.76	.53	4.27	4.80
6/30/2016	31.94	.64	(4.12)	(3.48)
6/30/2015	36.50	.71	(3.55)	(2.84)
6/30/2014	32.02	1.09	5.82	6.91
6/30/2013	27.78	.76	4.23	4.99
Class R-4:
12/31/2017[4,5]	32.01	.23	2.97	3.20
6/30/2017	27.79	.63	4.27	4.90
6/30/2016	31.98	.73	(4.12)	(3.39)
6/30/2015	36.54	.83	(3.56)	(2.73)
6/30/2014	32.05	1.26	5.77	7.03
6/30/2013	27.80	.88	4.23	5.11
Class R-5E:
12/31/2017[4,5]	32.01	.26	2.96	3.22
6/30/2017	27.79	.97	3.98	4.95
6/30/2016[4,13]	29.43	.54	(1.61)	(1.07)
Class R-5:
12/31/2017[4,5]	32.20	.28	2.98	3.26
6/30/2017	27.95	.73	4.29	5.02
6/30/2016	32.15	.82	(4.14)	(3.32)
6/30/2015	36.72	.92	(3.57)	(2.65)
6/30/2014	32.19	1.29	5.87	7.16
6/30/2013	27.91	.94	4.28	5.22

36	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

$(.12)	$—	$(.12)	$34.80	9.59%[6]	$60		1.67%[7]		.60%[7]
(.46)	—	(.46)	31.87	16.89	54		1.68		1.37
(.55)	—	(.55)	27.68	(11.42)	47		1.79		1.66
(.58)	(.97)	(1.55)	31.85	(8.23)	52		1.74		1.51
(.89)	(1.37)	(2.26)	36.40	21.62	53		1.74		2.69
(.61)	—	(.61)	31.94	17.48	40		1.74		1.93

(.18)	—	(.18)	34.84	9.73 [6]	3		1.39	[7]	.88	[7]
(.57)	—	(.57)	31.92	17.24	2		1.40		1.98
(.74)	—	(.74)	27.74	(10.97)	—	[9]	1.38		3.19
(.92)	(.97)	(1.89)	31.96	(5.73)[6,8]	—	[9]	.77	[7,8]	2.48	[7,8]

(.20)	—	(.20)	34.91	9.82 [6]	71		1.24	[7]	1.04	[7]
(.59)	—	(.59)	31.97	17.40	66		1.25		1.80
(.70)	—	(.70)	27.76	(10.95)	60		1.25		2.22
(.75)	(.97)	(1.72)	31.94	(7.77)	60		1.25		2.13
(1.06)	(1.37)	(2.43)	36.50	22.20	46		1.26		3.14
(.75)	—	(.75)	32.02	18.02	33		1.27		2.43

(.25)	—	(.25)	34.96	10.01 [6]	90		.93	[7]	1.35	[7]
(.68)	—	(.68)	32.01	17.77	87		.94		2.13
(.80)	—	(.80)	27.79	(10.67)	74		.93		2.54
(.86)	(.97)	(1.83)	31.98	(7.46)	72		.93		2.48
(1.17)	(1.37)	(2.54)	36.54	22.61	51		.93		3.62
(.86)	—	(.86)	32.05	18.43	26		.93		2.82

(.28)	—	(.28)	34.95	10.08 [6]	—	[9]	.75	[7]	1.54	[7]
(.73)	—	(.73)	32.01	17.97	—	[9]	.71		3.19
(.57)	—	(.57)	27.79	(3.68)[6]	—	[9]	.78	[7]	3.16	[7]

(.30)	—	(.30)	35.16	10.15 [6]	35		.63	[7]	1.64	[7]
(.77)	—	(.77)	32.20	18.13	33		.63		2.46
(.88)	—	(.88)	27.95	(10.39)	26		.63		2.85
(.95)	(.97)	(1.92)	32.15	(7.19)	26		.63		2.72
(1.26)	(1.37)	(2.63)	36.72	22.95	21		.63		3.69
(.94)	—	(.94)	32.19	18.77	40		.65		3.00

See end of table for footnotes.

International Growth and Income Fund	37

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-6:
12/31/2017[4,5]	$32.03	$.29	$2.97	$3.26
6/30/2017	27.81	.76	4.24	5.00
6/30/2016	31.99	.85	(4.13)	(3.28)
6/30/2015	36.56	.93	(3.56)	(2.63)
6/30/2014	32.06	1.37	5.79	7.16
6/30/2013	27.80	.97	4.25	5.22

	Six months ended December 31,	Year ended June 30
	2017[4,5,6]	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	10%	37%	37%	25%	29%	37%

See Notes to Financial Statements

38	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]

$(.31)	$—	$(.31)	$34.98	10.20%[6]	$3,005	.58%[7]	1.69%[7]
(.78)	—	(.78)	32.03	18.17	2,519	.58	2.56
(.90)	—	(.90)	27.81	(10.33)	1,657	.58	2.98
(.97)	(.97)	(1.94)	31.99	(7.18)	1,305	.58	2.79
(1.29)	(1.37)	(2.66)	36.56	23.04	949	.59	3.91
(.96)	—	(.96)	32.06	18.83	593	.61	3.11

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.28 and .81 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.

International Growth and Income Fund	39

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40	International Growth and Income Fund

Class A - actual return	$1,000.00	$1,099.77	$4.87	.92%
Class A - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class C - actual return	1,000.00	1,095.79	8.98	1.70
Class C - assumed 5% return	1,000.00	1,016.64	8.64	1.70
Class T - actual return	1,000.00	1,101.28	3.76	.71
Class T - assumed 5% return	1,000.00	1,021.63	3.62	.71
Class F-1 - actual return	1,000.00	1,099.77	5.08	.96
Class F-1 - assumed 5% return	1,000.00	1,020.37	4.89	.96
Class F-2 - actual return	1,000.00	1,100.96	3.65	.69
Class F-2 - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-3 - actual return	1,000.00	1,101.94	3.13	.59
Class F-3 - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-A - actual return	1,000.00	1,099.67	5.13	.97
Class 529-A - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-C - actual return	1,000.00	1,095.32	9.30	1.76
Class 529-C - assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class 529-E - actual return	1,000.00	1,098.55	6.24	1.18
Class 529-E - assumed 5% return	1,000.00	1,019.26	6.01	1.18
Class 529-T - actual return	1,000.00	1,101.03	3.97	.75
Class 529-T - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-F-1 - actual return	1,000.00	1,100.72	3.97	.75
Class 529-F-1 - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class R-1 - actual return	1,000.00	1,095.93	8.82	1.67
Class R-1 - assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class R-2 - actual return	1,000.00	1,095.92	8.82	1.67
Class R-2 - assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class R-2E - actual return	1,000.00	1,097.25	7.35	1.39
Class R-2E - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-3 - actual return	1,000.00	1,098.23	6.56	1.24
Class R-3 - assumed 5% return	1,000.00	1,018.95	6.31	1.24
Class R-4 - actual return	1,000.00	1,100.12	4.92	.93
Class R-4 - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-5E - actual return	1,000.00	1,100.75	3.97	.75
Class R-5E - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class R-5 - actual return	1,000.00	1,101.49	3.34	.63
Class R-5 - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-6 - actual return	1,000.00	1,102.01	3.07	.58
Class R-6 - assumed 5% return	1,000.00	1,022.28	2.96	.58

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

International Growth and Income Fund	41

Approval of Investment Advisory and Service Agreement

International Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s investment results with those of other funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index and the MSCI All Country World ex USA Index. They noted that the investment results of the fund exceeded the results of the Lipper Index and the MSCI Index for the lifetime period and were mixed for shorter periods. They also noted that the volatility of the fund’s monthly returns for the period was less than that of both indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for

42	International Growth and Income Fund

renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, the Funds’ advisory fee structure reflected a reasonable sharing of benefits between CRMC and the Funds’ shareholders and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel.They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity.

International Growth and Income Fund	43

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	International Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2017, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM

Investment portfolio

December 31, 2017

unaudited

Common stocks 93.41% Financials 16.80%	Shares	Value (000)
Prudential PLC1	10,199,572	$262,233
AXA SA1	7,426,800	220,119
AIA Group Ltd.1	23,543,600	200,787
Banco Santander, SA1	24,724,725	162,129
Société Générale1	3,075,400	158,560
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	20,725,000	142,328
HDFC Bank Ltd.1	2,396,694	70,874
HDFC Bank Ltd. (ADR)	498,707	50,704
BNP Paribas SA1	1,501,000	111,935
ABN AMRO Group NV, depository receipts1	3,213,437	103,402
Svenska Handelsbanken AB, Class A1	6,307,000	86,094
Toronto-Dominion Bank (CAD denominated)	1,368,000	80,154
Credit Suisse Group AG1	4,250,041	75,652
Daiwa Securities Group Inc.1	10,282,000	64,527
AIB Group PLC1,2	8,104,002	52,580
AIB Group PLC1	1,527,318	10,079
Oversea-Chinese Banking Corp. Ltd.1	6,313,000	58,326
DBS Group Holdings Ltd1	2,840,000	52,585
Aviva PLC1	7,495,000	51,221
Sberbank of Russia PJSC (ADR)1	2,955,000	50,016
Housing Development Finance Corp. Ltd.1	1,652,687	44,232
Ping An Insurance (Group) Co. of China, Ltd., Class H1	3,899,000	40,582
Bank Central Asia Tbk PT1	24,450,800	39,413
Danske Bank AS1	1,000,000	38,876
HSBC Holdings PLC (GBP denominated)1	3,762,000	38,798
Sampo Oyj, Class A1	677,500	37,219
ORIX Corp.1	2,200,000	37,198
Moscow Exchange MICEX-RTS PJSC1	19,130,000	36,162
Piraeus Bank SA1,2	12,077	44
		2,376,829
Consumer discretionary 11.45%
Sony Corp.1	4,870,000	218,756
MGM China Holdings, Ltd.1	60,772,800	183,829
Wynn Macau, Ltd.1	42,474,000	133,819
Nitori Holdings Co., Ltd.1	612,000	87,263
Axel Springer SE1	1,116,501	86,995
HUGO BOSS AG1	948,298	80,439
Paddy Power Betfair PLC1	554,649	65,801
ProSiebenSat.1 Media SE1	1,860,000	64,041
Prada SpA1	16,462,700	59,640
Sands China Ltd.1	11,533,200	59,360
Kroton Educacional SA, ordinary nominative	9,600,000	53,251
adidas AG1	266,500	53,200
Carnival Corp., units	788,000	52,299
Hyundai Motor Co., Series 21	547,266	52,160
Cie. Financière Richemont SA, Class A1	567,500	51,383

International Growth and Income Fund — Page 1 of 6

unaudited

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Intercontinental Hotels Group PLC1	783,200	$49,816
Accor SA1	940,000	48,453
Ryohin Keikaku Co., Ltd.1	145,000	45,146
OPAP SA1	3,042,048	38,279
Las Vegas Sands Corp.	485,000	33,703
Peugeot SA1	1,521,000	30,897
Hyundai Mobis Co., Ltd.1	109,000	26,795
Continental AG1	97,000	26,188
SES SA, Class A (FDR)1	1,190,000	18,544
		1,620,057
Information technology 10.56%
Taiwan Semiconductor Manufacturing Co., Ltd.1	63,370,506	486,943
Nintendo Co., Ltd.1	471,800	171,760
Vanguard International Semiconductor Corp.1	62,262,000	137,746
Samsung Electronics Co., Ltd.1	48,700	115,703
AAC Technologies Holdings Inc.1	5,894,000	104,822
ASML Holding NV1	597,500	103,659
Murata Manufacturing Co., Ltd.1	492,000	65,758
Delta Electronics, Inc.1	11,655,000	56,125
Telefonaktiebolaget LM Ericsson, Class B1	8,118,692	53,220
ASM Pacific Technology Ltd.1	3,757,100	52,258
Tech Mahindra Ltd.1	5,402,500	42,614
Alibaba Group Holding Ltd. (ADR)2	225,000	38,797
Quanta Computer Inc.1	17,957,830	37,288
Tencent Holdings Ltd.1	517,000	26,726
		1,493,419
Energy 9.32%
Royal Dutch Shell PLC, Class B1	9,964,300	336,065
Royal Dutch Shell PLC, Class B (ADR)	180,000	12,292
Royal Dutch Shell PLC, Class A1	209,458	7,012
Royal Dutch Shell PLC, Class A (ADR)	3,291	220
Enbridge Inc. (CAD denominated)	5,028,416	196,656
Enbridge Inc. (CAD denominated)1,3	133,054	5,100
Reliance Industries Ltd.1	12,123,000	174,893
Schlumberger Ltd.	2,308,000	155,536
TOTAL SA1	2,409,296	132,934
Pembina Pipeline Corp.	2,981,591	107,949
LUKOIL Oil Co. PJSC (ADR)1	1,305,000	74,653
Keyera Corp.	1,796,000	50,608
Gazprom PJSC (ADR)1	7,905,000	34,856
Coal India Ltd.1	5,700,000	23,482
Peyto Exploration & Development Corp.	541,000	6,469
		1,318,725
Consumer staples 7.94%
British American Tobacco PLC1	4,906,300	331,128
Nestlé SA1	2,393,700	205,696
Booker Group PLC1	40,453,000	124,545
Kao Corp.1	1,438,750	97,314
Pernod Ricard SA1	502,800	79,589
Philip Morris International Inc.	682,500	72,106
Shoprite Holdings Ltd.1	2,752,864	49,212
Carlsberg A/S, Class B1	377,860	45,259

International Growth and Income Fund — Page 2 of 6

unaudited

Common stocks Consumer staples (continued)	Shares	Value (000)
Coca-Cola European Partners PLC	1,090,000	$43,436
Associated British Foods PLC1	1,078,522	41,002
Ambev SA	5,255,000	33,712
		1,122,999
Industrials 7.89%
Airbus SE, non-registered shares1	1,504,900	149,445
International Consolidated Airlines Group, SA (CDI)1	14,485,000	127,045
BAE Systems PLC1	16,170,000	124,367
Flughafen Zürich AG1	488,700	111,750
Ryanair Holdings PLC (ADR)2	757,529	78,927
Alliance Global Group, Inc.1,2	229,600,000	73,492
ACS, Actividades de Construcción y Servicios SA1	1,617,416	63,283
Meggitt PLC1	9,144,324	59,210
CCR SA, ordinary nominative	10,686,000	52,027
Geberit AG1	115,500	50,821
Edenred SA1	1,530,000	44,325
ASSA ABLOY AB, Class B1	1,963,000	40,733
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares1	1,766,000	40,610
MTU Aero Engines AG1	195,205	34,914
Grupo Aeroportuario del Pacífico SAB de CV	2,572,000	26,435
DCC PLC1	258,000	25,996
Kühne + Nagel International AG1	70,000	12,371
		1,115,751
Materials 7.41%
Rio Tinto PLC1	3,515,000	185,512
Glencore PLC1	28,936,856	152,245
Koninklijke DSM NV1	1,130,000	107,717
James Hardie Industries PLC (CDI)1	5,265,000	92,684
Vale SA, ordinary nominative (ADR)	4,090,000	50,021
Vale SA, ordinary nominative	3,475,037	42,177
Air Liquide SA1	485,224	61,027
Air Liquide SA, bonus shares1	221,127	27,812
Boral Ltd.1	13,020,784	78,914
Asahi Kasei Corp.1	4,700,000	60,545
Potash Corp. of Saskatchewan Inc. (CAD denominated)	2,911,100	59,704
Boliden AB1	1,141,000	38,867
Anhui Conch Cement Co. Ltd., Class H1	8,117,000	38,173
Klabin SA, units	6,035,000	32,021
Croda International PLC1	183,448	10,954
Amcor Ltd.1	860,000	10,333
		1,048,706
Utilities 5.89%
Ørsted AS1	2,959,930	161,259
Enel SPA1	25,834,334	158,793
Rubis SCA1	1,683,037	118,986
Northland Power Inc.	4,659,000	86,545
EDP - Energias de Portugal, SA1	16,944,600	58,652
SSE PLC1	2,915,826	51,945
Brookfield Infrastructure Partners LP	1,130,000	50,684
Power Assets Holdings Ltd.1	5,583,000	47,116
Infraestructura Energética Nova, SAB de CV	8,624,100	42,304

International Growth and Income Fund — Page 3 of 6

unaudited

Common stocks Utilities (continued)	Shares	Value (000)
NTPC Ltd.1	14,840,000	$41,156
CK Infrastructure Holdings Ltd.1	1,797,000	15,427
		832,867
Health care 4.95%
AstraZeneca PLC1	3,248,000	222,887
Bayer AG1	777,500	96,702
Hypermarcas SA, ordinary nominative	8,200,000	88,993
Novartis AG1	977,600	82,648
Novo Nordisk A/S, Class B1	1,429,475	76,827
Fisher & Paykel Healthcare Corp. Ltd.1	4,336,000	43,970
Sanofi1	440,000	37,886
Roche Holding AG, non-registered shares, nonvoting1	102,000	25,800
GlaxoSmithKline PLC1	1,388,000	24,551
		700,264
Telecommunication services 3.95%
Vodafone Group PLC1	61,795,000	195,215
Mobile TeleSystems PJSC (ADR)	9,208,000	93,829
SoftBank Group Corp.1	1,002,500	79,201
Koninklijke KPN NV1	14,937,628	52,113
TDC A/S1	7,374,840	45,316
BT Group PLC1	12,030,000	44,047
Advanced Info Service PCL, foreign registered1	5,440,000	31,878
HKT Trust and HKT Ltd., units1	13,428,000	17,124
		558,723
Real estate 2.44%
Link REIT1	17,712,152	164,131
Longfor Properties Co. Ltd.1	25,493,000	63,876
Brookfield Property Partners LP	2,123,700	47,061
Vonovia SE1	759,098	37,576
Sun Hung Kai Properties Ltd.1	2,000,005	33,316
		345,960
Miscellaneous 4.81%
Other common stocks in initial period of acquisition		680,552
Total common stocks (cost: $10,265,851,000)		13,214,852
Preferred securities 0.22% Financials 0.22%
HSBC Holdings PLC, Series 2, 8.00%	1,162,795	31,209
Total preferred securities (cost: $30,265,000)		31,209
Rights & warrants 0.00% Financials 0.00%
Piraeus Bank SA, warrants, expire 20181,2,4	8,630,614	—
Total rights & warrants (cost: $0)		—

International Growth and Income Fund — Page 4 of 6

unaudited

Convertible bonds 0.46% Health care 0.33%	Principal?amount (000)	Value (000)
Bayer AG, convertible notes, 5.625% 2019	€ 34,700	$46,894
Financials 0.13%
Banco Bilbao Vizcaya Argentaria, SA, convertible notes, 7.00% (undated)	14,400	18,202
Total convertible bonds (cost: $57,678,000)		65,096
Bonds, notes & other debt instruments 0.45% Bonds & notes of governments outside the U.S. 0.20%
Buenos Aires (City of) 8.95% 20213,5	$25,000	27,813
Corporate bonds & notes 0.18% Consumer discretionary 0.14%
Myriad International Holdings 6.00% 20203	18,700	20,146
Financials 0.04%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% 20493	5,410	5,623
Total corporate bonds & notes		25,769
U.S. Treasury bonds & notes 0.07% U.S. Treasury 0.07%
U.S. Treasury 0.75% 2018	10,000	9,992
Total U.S. Treasury bonds & notes		9,992
Total bonds, notes & other debt instruments (cost: $58,233,000)		63,574
Short-term securities 5.42%
Bank of Nova Scotia 1.73% due 3/19/20183	36,400	36,263
BNP Paribas, New York Branch 1.41% due 2/8/2018	34,600	34,540
CPPIB Capital Inc. 1.31% due 1/5/20183	30,000	29,992
Federal Home Loan Bank 1.13%–1.30% due 1/16/2018–2/28/2018	108,800	108,647
Mizuho Bank, Ltd. 1.33%–1.65% due 1/16/2018–3/13/20183	88,600	88,391
Nordea Bank AB 1.29% due 1/23/20183	53,500	53,447
Oversea-Chinese Banking Corporation Limited 1.42% due 1/8/20183	75,000	74,971
Royal Bank of Canada 1.53% due 1/16/2018	65,200	65,150
Svenska Handelsbanken Inc. 1.29%–1.32% due 1/3/2018–1/25/20183	141,300	141,230
Toronto-Dominion Bank 1.75% due 3/21/20183	25,000	24,902
U.S. Treasury Bills 1.41%–1.55% due 5/31/2018–11/8/2018	110,700	109,546
Total short-term securities (cost: $767,221,000)		767,079
Total investment securities 99.96% (cost: $11,179,248,000)		14,141,810
Other assets less liabilities 0.04%		5,053
Net assets 100.00%		$14,146,863

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

International Growth and Income Fund — Page 5 of 6

unaudited

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD4,103	JPY465,000	JPMorgan Chase	1/10/2018	$(27)
USD10,355	JPY1,162,000	Bank of America, N.A.	1/22/2018	29
USD4,145	JPY465,000	UBS AG	2/23/2018	8
				$10

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $11,333,904,000, which represented 80.12% of the net assets of the fund. This amount includes $11,169,091,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $507,878,000, which represented 3.59% of the net assets of the fund.
4	Value determined using significant unobservable inputs.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
€ = Euros
FDR = Fiduciary Depositary Receipts
GBP = British pounds
JPY = Japanese yen
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-034-0218O-S60724	International Growth and Income Fund — Page 6 of 6

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2018